First Quarter

Financial Supplement

March 31, 2012

METLIFE, INC.

METLIFE, INC.

NOTE TO FINANCIALS

This Quarterly Financial Supplement (“QFS”) includes certain operating and statistical measures, such as sales and product spreads, among others, to provide supplemental data regarding the performance of our current business. Operating earnings is the measure of segment profit or loss we use to evaluate segment performance and allocate resources. Consistent with accounting principles generally accepted in the United States of America (“GAAP”) accounting guidance for segment reporting, operating earnings is our measure of segment performance. Operating earnings is also a measure by which senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans.

Operating earnings is defined as operating revenues less operating expenses, both net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends.

Operating revenues and operating expenses exclude results of discontinued operations and other businesses that have been or will be sold or exited by MetLife, Inc. (“Divested businesses”). Operating revenues also excludes net investment gains (losses) (“NIGL”) and net derivative gains (losses) (“NDGL”).

The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

•

Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to NIGL and NDGL (“Unearned revenue adjustments”) and certain variable annuity guaranteed minimum income benefits (“GMIB”) fees (“GMIB fees”);

•

Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments but do not qualify for hedge accounting treatment (“Investment hedge adjustments”), (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method (“Joint venture adjustments”), (iv) excludes certain amounts related to contractholder-directed unit-linked investments (“Unit-linked contract income”), and (v) excludes certain amounts related to securitization entities that are variable interest entities (“VIEs”) consolidated under GAAP (“Securitization entities income”); and

•	Other revenues are adjusted for settlements of foreign currency earnings hedges.

The following additional adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:

•

Policyholder benefits and claims and policyholder dividends excludes: (i) changes in the policyholder dividend obligation related to NIGL and NDGL (“PDO adjustments”), (ii) inflation-indexed benefit adjustments associated with contracts backed by inflation-indexed investments and amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets (“Inflation adjustments and pass through adjustments”), (iii) benefits and hedging costs related to GMIBs (“GMIB costs”), and (iv) market value adjustments associated with surrenders or terminations of contracts (“Market value adjustments”);

•

Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment (“PAB hedge adjustments”) and excludes amounts related to net investment income earned on contractholder-directed unit-linked investments (“Unit-linked contract costs”);

•

Amortization of deferred policy acquisition costs (“DAC”) and value of business acquired (“VOBA”) excludes amounts related to: (i) NIGL and NDGL, (ii) GMIB fees and GMIB costs, and (iii) Market value adjustments;

•	Amortization of negative VOBA excludes amounts related to Market value adjustments;

•	Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP (“Securitization entities debt expense”); and

•

Other expenses excludes costs related to: (i) noncontrolling interests, (ii) implementation of new insurance regulatory requirements (“Regulatory implementation costs”), and (iii) acquisition & integration costs.

We believe the presentation of operating earnings and operating earnings available to common shareholders as we measure it for management purposes enhances the understanding of our performance by highlighting the results of operations and the underlying profitability drivers of our business. Operating revenues, operating expenses, operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share, book value per common share, excluding accumulated other comprehensive income (loss) (“AOCI”), and book value per diluted common share, excluding AOCI, should not be viewed as substitutes for the following financial measures calculated in accordance with GAAP: GAAP revenues, GAAP expenses, GAAP income (loss) from continuing operations, net of income tax, GAAP net income (loss) available to MetLife, Inc.’s common shareholders, GAAP net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share, book value per common share and book value per diluted common share, respectively. Reconciliations of these measures to the most directly comparable GAAP measures are included in this QFS, including in the Appendix on page 36, and in MetLife’s earnings press release dated April 26, 2012, for the three months ended March 31, 2012, which is available at www.metlife.com.

	METLIFE, INC.
	CORPORATE OVERVIEW
		For the Three Months Ended
	Unaudited (In millions, except per share data) (1)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012

	Operating earnings available to common shareholders	$1,318	$1,207	$996	$1,247	$1,463
	Preferred stock dividends	30	31	30	31	30
	Operating earnings	1,348	1,238	1,026	1,278	1,493
	Adjustments from operating earnings to income (loss) from continuing operations:
	Net investment gains (losses)	(99)	(155)	(55)	(558)	(110)
	Net derivative gains (losses)	(315)	352	4,196	591	(1,978)
	Other adjustments to continuing operations	(213)	(447)	(394)	(542)	(410)
	Provision for income tax (expense) benefit	203	73	(1,329)	194	871
	Income (loss) from continuing operations, net of income tax	924	1,061	3,444	963	(134)
	Income (loss) from discontinued operations, net of income tax	(40)	32	6	25	14
	Net income (loss)	884	1,093	3,450	988	(120)
	Less: Net income (loss) attributable to noncontrolling interest	7	(7)	(6)	(2)	24
	Net income (loss) attributable to MetLife, Inc.	877	1,100	3,456	990	(144)
	Less: Preferred stock dividends	30	31	30	31	30
	Less: Preferred stock redemption premium (2)	146	-	-	-	-
	Net income (loss) available to MetLife, Inc.’s common shareholders	$701	$1,069	$3,426	$959	$(174)

	Operating earnings available to common shareholders per common share - diluted (3), (4)	$1.23	$1.13	$0.93	$1.17	$1.37
	Net investment gains (losses)	(0.09)	(0.14)	(0.05)	(0.52)	(0.10)
	Net derivative gains (losses)	(0.29)	0.33	3.94	0.55	(1.85)
	Other adjustments to continuing operations	(0.19)	(0.43)	(0.38)	(0.50)	(0.38)
	Provision for income tax (expense) benefit	0.19	0.07	(1.25)	0.18	0.81
	Discontinued operations, net of income tax	(0.04)	0.03	0.01	0.02	0.01
	Less: Net income (loss) attributable to noncontrolling interest	0.01	(0.01)	(0.01)	-	0.02
	Less: Preferred stock redemption premium	0.14	-	-	-	-
	Net income (loss) available to MetLife, Inc.’s common shareholders per common share - diluted (3), (4)	$0.66	$1.00	$3.21	$0.90	$(0.16)

	Weighted average common shares outstanding - diluted (2)	1,069.5	1,071.0	1,066.2	1,066.3	1070.9

	Unaudited	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012

	Book value per common share - (actual common shares outstanding) (5)	$43.42	$46.56	$53.15	$52.43	$53.37
	Book value per common share, excluding accumulated other comprehensive income (loss) - (actual common shares outstanding) (5)	$42.24	$43.24	$46.50	$46.69	$46.52
	Book value per common share - diluted - (weighted average common shares outstanding) (5)	$42.88	$45.97	$52.72	$52.03	$52.87
	Book value per common share, excluding accumulated other comprehensive income (loss) - diluted - (weighted average common shares outstanding) (5)	$41.71	$42.70	$46.13	$46.32	$46.09

		For the Three Months Ended
	Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012

	Common shares outstanding, beginning of period	1,054.4	1,056.1	1,057.4	1,057.6	1,058.0
	Newly issued shares (2)	1.7	1.3	0.2	0.4	2.9
	Common shares outstanding, end of period	1,056.1	1,057.4	1,057.6	1,058.0	1,060.9

	Weighted average common shares outstanding - basic (2)	1,058.5	1,059.8	1,060.2	1,060.4	1,064.3
	Dilutive effect of stock purchase contracts underlying common equity units (3)	2.6	4.0	-	-	-
	Dilutive effect of stock-based awards (4)	8.4	7.2	6.0	5.9	6.6
	Weighted average common shares outstanding - diluted (2)	1,069.5	1,071.0	1,066.2	1,066.3	1,070.9

	Policyholder Trust Shares	219.0	216.5	215.3	212.9	209.7

(1)	Certain amounts in the prior periods have been revised in connection with the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

(2)	In connection with the financing of the acquisition of American Life Insurance Company and Delaware American Life Insurance Company (collectively, “ALICO”) in November 2010, MetLife, Inc. issued to AM Holdings LLC (formerly known as ALICO Holdings LLC)(“AM Holdings”) 6,857,000 shares of convertible preferred stock. For purposes of the December 31, 2010 common share and weighted average common share calculations, the convertible preferred stock was treated as 68,570,000 shares of common stock. On March 8, 2011, MetLife, Inc. issued 68,570,000 shares of common stock for net proceeds of $3.0 billion, which were used to repurchase and cancel the 6,857,000 shares of convertible preferred stock held by AM Holdings, resulting in a preferred stock redemption premium of $146 million. As the convertible preferred stock shares were treated as common shares in the December 31, 2010 share calculations, there is no impact to the March 31, 2011 share calculations for the 68,570,000 shares of common stock issued on March 8, 2011.

(3)	For the three months ended September 30, 2011, December 31, 2011 and March 31, 2012, all shares related to the assumed issuance of shares in settlement of the applicable purchase contracts of the common equity units have been excluded from the weighted average common shares outstanding - diluted, as these assumed shares would be anti-dilutive to operating earnings available to common shareholders per common share - diluted and net income (loss) available to MetLife, Inc.’s common shareholders per common share - diluted.

(4)	For the three months ended March 31, 2012, 6.6 million shares, related to the assumed exercise or issuance of stock-based awards have been excluded from the weighted average common shares outstanding - diluted, as to include these assumed shares would be anti-dilutive to net income (loss) available to MetLife, Inc.’s common shareholders per common share - diluted. These shares were included in the calculation of operating earnings available to common shareholders per common share - diluted.

(5)	Book value per common share, book value per common share, excluding AOCI, book value per common share - diluted and book value per common share, excluding AOCI - diluted exclude $2,043 million of equity related to preferred stock.

METLIFE, INC.
CONSOLIDATED BALANCE SHEETS (1)
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$333,664	$341,744	$353,927	$350,271	$354,451
Equity securities available-for-sale, at estimated fair value	3,584	3,238	3,118	3,023	3,043
Trading and other securities, at estimated fair value (2)	19,365	19,700	18,698	18,268	19,026
Mortgage loans:
Held-for-investment, principally at amortized cost (2)	59,397	60,819	59,209	56,915	56,641
Held-for-sale, principally at estimated fair value (3)	2,435	2,805	3,740	15,178	11,947
Mortgage loans, net	61,832	63,624	62,949	72,093	68,588
Policy loans	11,872	11,858	11,932	11,892	11,896
Real estate and real estate joint ventures	8,042	8,234	8,197	8,563	8,472
Other limited partnership interests	6,409	6,453	6,538	6,378	6,487
Short-term investments, principally at estimated fair value	8,822	12,419	15,913	17,310	11,801
Other invested assets, principally at estimated fair value	13,662	14,866	23,103	23,581	20,172
Total investments	467,252	482,136	504,375	511,379	503,936
Cash and cash equivalents, principally at estimated fair value (2)	10,692	9,628	10,001	10,461	18,667
Accrued investment income	4,478	4,341	4,793	4,344	4,612
Premiums, reinsurance and other receivables	20,315	21,070	23,137	22,481	23,759
Deferred policy acquisition costs and value of business acquired	25,147	25,234	24,516	24,619	25,105
Goodwill	11,946	12,036	12,006	11,935	11,903
Other assets	9,321	8,246	8,340	7,984	9,647
Assets of subsidiaries held-for-sale	3,413	3,369	3,421	-	-
Separate account assets	195,914	202,382	191,499	203,023	221,975
Total assets	$748,478	$768,442	$782,088	$796,226	$819,604

LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$173,002	$176,372	$182,756	$184,275	$184,141
Policyholder account balances	214,641	217,597	217,764	217,700	220,813
Other policy-related balances	15,641	15,456	15,451	15,599	16,029
Policyholder dividends payable	820	853	871	774	761
Policyholder dividend obligation	793	1,281	2,782	2,919	2,700
Payables for collateral under securities loaned and other transactions	28,625	30,079	34,933	33,716	32,496
Bank deposits	9,313	10,022	10,685	10,507	10,478
Short-term debt	572	102	451	686	101
Long-term debt (2)	27,604	28,269	24,753	23,692	23,389
Collateral financing arrangements	5,297	5,297	5,297	4,647	4,647
Junior subordinated debt securities	3,191	3,192	3,192	3,192	3,192
Current income tax payable	113	133	385	193	239
Deferred income tax liability	1,282	2,747	6,155	6,395	6,375
Other liabilities (3)	20,037	19,707	23,121	30,914	33,144
Liabilities of subsidiaries held-for-sale	3,206	3,163	3,221	-	-
Separate account liabilities	195,914	202,382	191,499	203,023	221,975
Total liabilities	700,051	716,652	723,316	738,232	760,480

Redeemable noncontrolling interests in partially owned consolidated subsidiaries	128	124	130	105	114

Equity
Preferred stock, at par value	1	1	1	1	1
Convertible preferred stock, at par value	-	-	-	-	-
Common stock, at par value	11	11	11	11	11
Additional paid-in capital	26,668	26,714	26,744	26,782	26,920
Retained earnings	20,147	21,216	24,642	24,814	24,640
Treasury stock, at cost	(172)	(172)	(172)	(172)	(172)
Accumulated other comprehensive income (loss)	1,245	3,502	7,024	6,083	7,266
Total MetLife, Inc.’s stockholders’ equity	47,900	51,272	58,250	57,519	58,666
Noncontrolling interests	399	394	392	370	344
Total equity	48,299	51,666	58,642	57,889	59,010
Total liabilities and equity	$748,478	$768,442	$782,088	$796,226	$819,604

(1)	Certain amounts in the prior periods have been revised in connection with the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

(2)

At March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012, $6,991 million, $6,865 million, $3,380 million, $3,276 million and $3,116 million, respectively, of assets and $6,684 million, $6,547 million, $3,157 million, $3,068 million and $2,916 million, respectively, of liabilities are included related to certain securitization entities that are required to be consolidated under GAAP. See pages 31 and 32, note 3 for the amounts by asset category.

(3)

At December 31, 2011 and March 31, 2012, $7,652 million and $8,283 million, respectively, of assets and $7,626 million and $8,252 million, respectively, of liabilities are included related to securitized reverse residential mortgage loans which have been sold, but do not qualify for de-recognition.

METLIFE, INC.
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)
	For the Three Months Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012

OPERATING REVENUES
Premiums	$8,532	$9,270	$9,319	$9,148	$9,107
Universal life and investment-type product policy fees	1,832	1,908	1,906	1,882	2,009
Net investment income	4,783	5,011	4,970	4,897	5,085
Other revenues	468	458	517	468	489
Total operating revenues	15,615	16,647	16,712	16,395	16,690

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	8,439	9,272	9,604	8,926	8,939
Interest credited to policyholder account balances	1,479	1,508	1,534	1,536	1,539
Capitalization of DAC	(1,262)	(1,365)	(1,524)	(1,398)	(1,362)
Amortization of DAC and VOBA	997	1,136	1,162	1,060	1,018
Amortization of negative VOBA	(163)	(163)	(150)	(143)	(137)
Interest expense on debt	323	328	328	326	313
Other expenses	3,890	4,172	4,389	4,304	4,291
Total operating expenses	13,703	14,888	15,343	14,611	14,601

Operating earnings before provision for income tax	1,912	1,759	1,369	1,784	2,089
Provision for income tax expense (benefit)	564	521	343	506	596
Operating earnings	1,348	1,238	1,026	1,278	1,493
Preferred stock dividends	30	31	30	31	30
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,318	$1,207	$996	$1,247	$1,463

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,348	$1,238	$1,026	$1,278	$1,493
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(99)	(155)	(55)	(558)	(110)
Net derivative gains (losses)	(315)	352	4,196	591	(1,978)
Premiums	22	24	23	23	22
Universal life and investment-type product policy fees	57	61	92	68	69
Net investment income	530	82	(717)	30	1,115
Other revenues	98	134	203	186	108
Policyholder benefits and claims and policyholder dividends	(170)	(223)	202	(485)	(508)
Interest credited to policyholder account balances	(445)	66	796	37	(1,018)
Capitalization of DAC	2	2	3	2	2
Amortization of DAC and VOBA	58	(118)	(556)	73	304
Amortization of negative VOBA	20	20	20	18	18
Interest expense on debt	(92)	(92)	(97)	(43)	(45)
Other expenses	(293)	(403)	(363)	(451)	(477)
Provision for income tax (expense) benefit	203	73	(1,329)	194	871
Income (loss) from continuing operations, net of income tax	924	1,061	3,444	963	(134)
Income (loss) from discontinued operations, net of income tax	(40)	32	6	25	14
Net income (loss)	884	1,093	3,450	988	(120)
Less: Net income (loss) attributable to noncontrolling interest	7	(7)	(6)	(2)	24
Net income (loss) attributable to MetLife, Inc.	877	1,100	3,456	990	(144)
Less: Preferred stock dividends	30	31	30	31	30
Less: Preferred stock redemption premium	146	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$701	$1,069	$3,426	$959	$(174)

Premiums, Fees and Other Revenues (Operating)	$10,832	$11,636	$11,742	$11,498	$11,605

(1)	Certain amounts in the prior periods have been revised in connection with the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS
	For the Three Months Ended March 31, 2012
Unaudited (In millions)	Consolidated	The Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$9,107	$6,402	$1,947	$744	$14
Universal life and investment-type product policy fees	2,009	1,527	323	119	40
Net investment income	5,085	4,047	653	185	200
Other revenues	489	386	16	36	51
Total operating revenues	16,690	12,362	2,939	1,084	305

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	8,939	7,225	1,269	434	11
Interest credited to policyholder account balances	1,539	1,077	427	35	-
Capitalization of DAC	(1,362)	(598)	(561)	(203)	-
Amortization of DAC and VOBA	1,018	499	355	164	-
Amortization of negative VOBA	(137)	(2)	(130)	(5)	-
Interest expense on debt	313	3	1	-	309
Other expenses	4,291	2,426	1,122	540	203
Total operating expenses	14,601	10,630	2,483	965	523

Operating earnings before provision for income tax	2,089	1,732	456	119	(218)
Provision for income tax expense (benefit)	596	574	159	43	(180)
Operating earnings	1,493	1,158	297	76	(38)
Preferred stock dividends	30	-	-	-	30
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,463	$1,158	$297	$76	$(68)

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,493	$1,158	$297	$76	$(38)
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(110)	(35)	(103)	7	21
Net derivative gains (losses)	(1,978)	(1,107)	(30)	29	(870)
Premiums	22	22	-	-	-
Universal life and investment-type product policy fees	69	70	(1)	-	-
Net investment income	1,115	(40)	507	459	189
Other revenues	108	-	5	-	103
Policyholder benefits and claims and policyholder dividends	(508)	(485)	(23)	-	-
Interest credited to policyholder account balances	(1,018)	(53)	(514)	(451)	-
Capitalization of DAC	2	2	-	-	-
Amortization of DAC and VOBA	304	303	1	-	-
Amortization of negative VOBA	18	1	17	-	-
Interest expense on debt	(45)	-	-	-	(45)
Other expenses	(477)	(10)	2	10	(479)
Provision for income tax (expense) benefit	871	466	57	(26)	374
Income (loss) from continuing operations, net of income tax	(134)	292	215	104	(745)
Income (loss) from discontinued operations, net of income tax	14	14	-	-	-
Net income (loss)	(120)	306	215	104	(745)
Less: Net income (loss) attributable to noncontrolling interest	24	-	2	22	-
Net income (loss) attributable to MetLife, Inc.	(144)	306	213	82	(745)
Less: Preferred stock dividends	30	-	-	-	30
Less: Preferred stock redemption premium	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$(174)	$306	$213	$82	$(775)

Premiums, Fees and Other Revenues (Operating)	$11,605	$8,315	$2,286	$899	$105

METLIFE, INC.

CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended March 31, 2011
Unaudited (In millions)	Consolidated	The Americas	Asia	EMEA	Corporate & Other

OPERATING REVENUES
Premiums	$8,532	$6,018	$1,803	$697	$14
Universal life and investment-type product policy fees	1,832	1,393	297	104	38
Net investment income	4,783	3,845	513	173	252
Other revenues	468	347	12	26	83
Total operating revenues	15,615	11,603	2,625	1,000	387

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	8,439	6,817	1,198	408	16
Interest credited to policyholder account balances	1,479	1,060	380	39	-
Capitalization of DAC	(1,262)	(630)	(451)	(181)	-
Amortization of DAC and VOBA	997	504	329	164	-
Amortization of negative VOBA	(163)	(2)	(146)	(15)	-
Interest expense on debt	323	2	1	1	319
Other expenses	3,890	2,324	990	458	118
Total operating expenses	13,703	10,075	2,301	874	453

Operating earnings before provision for income tax	1,912	1,528	324	126	(66)
Provision for income tax expense (benefit)	564	504	100	47	(87)
Operating earnings	1,348	1,024	224	79	21
Preferred stock dividends	30	-	-	-	30
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,318	$1,024	$224	$79	$(9)

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,348	$1,024	$224	$79	$21
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(99)	78	(126)	(54)	3
Net derivative gains (losses)	(315)	(308)	56	19	(82)
Premiums	22	22	-	-	-
Universal life and investment-type product policy fees	57	57	-	-	-
Net investment income	530	(28)	243	140	175
Other revenues	98	(2)	1	-	99
Policyholder benefits and claims and policyholder dividends	(170)	(162)	(8)	-	-
Interest credited to policyholder account balances	(445)	(21)	(267)	(157)	-
Capitalization of DAC	2	2	-	-	-
Amortization of DAC and VOBA	58	58	-	-	-
Amortization of negative VOBA	20	1	19	-	-
Interest expense on debt	(92)	-	-	-	(92)
Other expenses	(293)	(13)	(2)	4	(282)
Provision for income tax (expense) benefit	203	95	28	20	60
Income (loss) from continuing operations, net of income tax	924	803	168	51	(98)
Income (loss) from discontinued operations, net of income tax	(40)	21	(61)	-	-
Net income (loss)	884	824	107	51	(98)
Less: Net income (loss) attributable to noncontrolling interest	7	-	-	7	-
Net income (loss) attributable to MetLife, Inc.	877	824	107	44	(98)
Less: Preferred stock dividends	30	-	-	-	30
Less: Preferred stock redemption premium	146	-	-	-	146
Net income (loss) available to MetLife, Inc.’s common shareholders	$701	$824	$107	$44	$(274)

Premiums, Fees and Other Revenues (Operating)	$10,832	$7,758	$2,112	$827	$135

(1)

Certain amounts in the prior periods have been revised in connection with MetLife, Inc.’s reorganization into three broad geographic regions as well as the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

METLIFE, INC. SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1), (2)
	For the Three Months Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012

THE AMERICAS

RETAIL PRODUCTS	$341	$333	$200	$386	$408

GROUP, VOLUNTARY AND WORKSITE BENEFITS	273	228	167	298	304

CORPORATE BENEFIT FUNDING	289	325	272	226	298

LATIN AMERICA	121	129	141	123	148

THE AMERICAS TOTAL	$1,024	$1,015	$780	$1,033	$1,158

ASIA	224	171	222	250	297

EMEA	79	64	65	56	76

CORPORATE & OTHER	(9)	(43)	(71)	(92)	(68)

METLIFE, INC. CONSOLIDATED	$1,318	$1,207	$996	$1,247	$1,463

(1)          A reconciliation of operating earnings available to common shareholders to net income (loss) available to MetLife, Inc.’s common shareholders for each segment appears in the QFS as follows: (i) Retail Products, page 9, (ii) Group, Voluntary and Worksite Benefits, page 15, (iii) Corporate Benefit Funding, page 23, (iv) Latin America, page 27, (v) Asia, page 28, (vi) EMEA, page 29, and (vii) Corporate & Other, page 30. A consolidated reconciliation of operating earnings available to common shareholders to net income (loss) for MetLife, Inc. appears on page 5.

(2)          Certain amounts in the prior periods have been revised in connection with MetLife, Inc.’s reorganization into three broad geographic regions as well as the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

THE AMERICAS RETAIL PRODUCTS STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)
	For the Three Months Ended					For the Year Ended
Unaudited (In millions, except ratios)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	March 31, 2011	March 31, 2012

OPERATING REVENUES
Premiums	$1,025	$1,135	$1,275	$1,306	$1,136	$1,025	$1,136
Universal life and investment-type product policy fees	991	1,032	1,027	1,046	1,114	991	1,114
Net investment income	1,808	1,827	1,788	1,776	1,856	1,808	1,856
Other revenues	182	187	200	191	205	182	205
Total operating revenues	4,006	4,181	4,290	4,319	4,311	4,006	4,311

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,779	1,876	2,122	1,878	1,902	1,779	1,902
Interest credited to policyholder account balances	591	595	617	609	596	591	596
Capitalization of DAC	(421)	(499)	(582)	(536)	(405)	(421)	(405)
Amortization of DAC and VOBA	338	368	449	409	333	338	333
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	1	-	-	-
Other expenses	1,197	1,324	1,377	1,364	1,256	1,197	1,256
Total operating expenses	3,484	3,664	3,983	3,725	3,682	3,484	3,682

Operating earnings before provision for income tax	522	517	307	594	629	522	629
Provision for income tax expense (benefit)	181	184	107	208	221	181	221
Operating earnings	341	333	200	386	408	341	408
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$341	$333	$200	$386	$408	$341	$408

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$341	$333	$200	$386	$408	$341	$408
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	35	47	44	22	66	35	66
Net derivative gains (losses)	(74)	336	1,443	560	(522)	(74)	(522)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	55	59	90	66	67	55	67
Net investment income	(53)	(51)	(68)	(80)	(82)	(53)	(82)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(147)	(12)	407	(449)	(393)	(147)	(393)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	59	(117)	(535)	73	304	59	304
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	43	(91)	(482)	(68)	196	43	196
Income (loss) from continuing operations, net of income tax	259	504	1,099	510	44	259	44
Income (loss) from discontinued operations, net of income tax	20	9	8	(2)	10	20	10
Net income (loss)	279	513	1,107	508	54	279	54
Less: Net income (loss) attributable to noncontrolling interest	-	-	1	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	279	513	1,106	508	54	279	54
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$279	$513	$1,106	$508	$54	$279	$54

Premiums, Fees and Other Revenues (Operating)	$2,198	$2,354	$2,502	$2,543	$2,455	$2,198	$2,455

(1)    Certain amounts in the prior periods have been revised in connection with MetLife, Inc.’s reorganization into three broad geographic regions as well as the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

THE AMERICAS
RETAIL PRODUCTS - LIFE
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL (1)
	For the Three Months Ended					For the Year Ended
Unaudited (In millions, except ratios)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	March 31, 2011	March 31, 2012

OPERATING REVENUES
Premiums	$951	$988	$993	$1,098	$959	$951	$959
Universal life and investment-type product policy fees	405	410	407	412	413	405	413
Net investment income	1,097	1,118	1,074	1,040	1,096	1,097	1,096
Other revenues	107	112	123	111	120	107	120
Total operating revenues	2,560	2,628	2,597	2,661	2,588	2,560	2,588

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,603	1,628	1,709	1,562	1,614	1,603	1,614
Interest credited to policyholder account balances	198	201	209	211	216	198	216
Capitalization of DAC	(133)	(136)	(132)	(146)	(123)	(133)	(123)
Amortization of DAC and VOBA	161	153	130	205	148	161	148
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	525	545	519	556	538	525	538
Total operating expenses	2,354	2,391	2,435	2,388	2,393	2,354	2,393

Operating earnings before provision for income tax	206	237	162	273	195	206	195
Provision for income tax expense (benefit)	71	85	55	96	69	71	69
Operating earnings	135	152	107	177	126	135	126
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$135	$152	$107	$177	$126	$135	$126

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$135	$152	$107	$177	$126	$135	$126
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	26	6	21	7	36	26	36
Net derivative gains (losses)	(70)	81	525	42	(165)	(70)	(165)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	(3)	1	16	-	(5)	(3)	(5)
Net investment income	(17)	(20)	(23)	(23)	(22)	(17)	(22)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	(3)	(51)	117	11	-	11
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	22	(23)	(172)	(50)	51	22	51
Income (loss) from continuing operations, net of income tax	93	194	423	270	32	93	32
Income (loss) from discontinued operations, net of income tax	20	9	8	(2)	9	20	9
Net income (loss)	113	203	431	268	41	113	41
Less: Net income (loss) attributable to noncontrolling interest	-	-	-	2	-	-	-
Net income (loss) attributable to MetLife, Inc.	113	203	431	266	41	113	41
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$113	$203	$431	$266	$41	$113	$41

Premiums, Fees and Other Revenues (Operating)	$1,463	$1,510	$1,523	$1,621	$1,492	$1,463	$1,492

Mortality as a Percentage of Expected	92.5%	84.4%	98.5%	81.1%	91.6%

Lapse Ratio
Traditional Life	6.5%	6.6%	6.8%	6.1%	5.9%
Variable & Universal Life	6.0%	5.8%	5.8%	5.4%	5.3%

(1)

Certain amounts in the prior periods have been revised in connection with MetLife, Inc.’s reorganization into three broad geographic regions as well as the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

THE AMERICAS

RETAIL PRODUCTS - ANNUITIES

STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL (1)

	For the Three Months Ended					For the Year Ended
Unaudited (In millions, except ratios)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	March 31, 2011	March 31, 2012

OPERATING REVENUES
Premiums	$74	$147	$282	$208	$177	$74	$177
Universal life and investment-type product policy fees	586	622	620	634	701	586	701
Net investment income	711	709	714	736	760	711	760
Other revenues	75	75	77	80	85	75	85
Total operating revenues	1,446	1,553	1,693	1,658	1,723	1,446	1,723

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	176	248	413	316	288	176	288
Interest credited to policyholder account balances	393	394	408	398	380	393	380
Capitalization of DAC	(288)	(363)	(450)	(390)	(282)	(288)	(282)
Amortization of DAC and VOBA	177	215	319	204	185	177	185
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	1	-	-	-
Other expenses	672	779	858	808	718	672	718
Total operating expenses	1,130	1,273	1,548	1,337	1,289	1,130	1,289

Operating earnings before provision for income tax	316	280	145	321	434	316	434
Provision for income tax expense (benefit)	110	99	52	112	152	110	152
Operating earnings	206	181	93	209	282	206	282
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$206	$181	$93	$209	$282	$206	$282

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$206	$181	$93	$209	$282	$206	$282
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	9	41	23	15	30	9	30
Net derivative gains (losses)	(4)	255	918	518	(357)	(4)	(357)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	58	58	74	66	72	58	72
Net investment income	(36)	(31)	(45)	(57)	(60)	(36)	(60)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	(147)	(12)	407	(449)	(393)	(147)	(393)
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	59	(114)	(484)	(44)	293	59	293
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	21	(68)	(310)	(18)	145	21	145
Income (loss) from continuing operations, net of income tax	166	310	676	240	12	166	12
Income (loss) from discontinued operations, net of income tax	-	-	-	-	1	-	1
Net income (loss)	166	310	676	240	13	166	13
Less: Net income (loss) attributable to noncontrolling interest	-	-	1	(2)	-	-	-
Net income (loss) attributable to MetLife, Inc.	166	310	675	242	13	166	13
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$166	$310	$675	$242	$13	$166	$13

Premiums, Fees and Other Revenues (Operating)	$735	$844	$979	$922	$963	$735	$963

Lapse Ratio
Fixed Annuities	6.2%	6.4%	6.6%	7.8%	9.5%
Variable Annuities	7.3%	7.4%	6.9%	6.8%	6.5%

(1)

Certain amounts in the prior periods have been revised in connection with MetLife, Inc.’s reorganization into three broad geographic regions as well as the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

THE AMERICAS

RETAIL PRODUCTS

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

LIFE

	For the Three Months Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012
Balance, beginning of period	$76,264	$76,713	$77,207	$77,654	$77,949
Premiums and deposits (1), (2)	2,108	2,055	2,066	2,157	2,041
Surrenders and withdrawals	(943)	(895)	(905)	(887)	(886)
Benefit payments	(678)	(627)	(694)	(670)	(676)

Net Flows	487	533	467	600	479
Net transfers from (to) separate account	23	36	27	27	28
Interest	765	767	777	780	788
Policy charges	(419)	(428)	(435)	(446)	(445)
Other	(407)	(414)	(389)	(666)	(328)

Balance, end of period	$76,713	$77,207	$77,654	$77,949	$78,471
ANNUITIES (3)
	For the Three Months Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012
Balance, beginning of period	$50,860	$50,334	$50,885	$54,991	$53,899
Premiums and deposits (1), (2)	1,608	1,931	2,699	2,216	1,483
Surrenders and withdrawals	(913)	(921)	(991)	(1,300)	(1,346)
Benefit payments	(372)	(376)	(384)	(370)	(400)

Net Flows	323	634	1,324	546	(263)
Net transfers from (to) separate account	(846)	(733)	(624)	(1,401)	(1,251)
Interest	479	479	484	472	450
Policy charges	(17)	(20)	(19)	(15)	(15)
Other	(465)	191	2,941	(694)	(1,460)

Balance, end of period	$50,334	$50,885	$54,991	$53,899	$51,360
SEPARATE ACCOUNT LIABILITIES
LIFE
	For the Three Months Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012
Balance, beginning of period	$9,076	$9,368	$9,301	$8,071	$7,946
Premiums and deposits (2)	193	184	178	240	180
Surrenders and withdrawals	(139)	(131)	(116)	(109)	(111)
Benefit payments	(12)	(14)	(8)	(8)	(12)

Net Flows	42	39	54	123	57
Investment performance	413	69	(1,121)	576	809
Net transfers from (to) general account	(23)	(36)	(27)	(27)	(28)
Policy charges	(139)	(139)	(136)	(136)	(134)
Other	(1)	-	-	(661)	(9)

Balance, end of period	$9,368	$9,301	$8,071	$7,946	$8,641
ANNUITIES (3)
	For the Three Months Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012
Balance, beginning of period	$107,282	$114,510	$118,463	$108,655	$120,263
Premiums and deposits (2)	4,563	5,703	6,787	5,778	4,232
Surrenders and withdrawals	(2,106)	(2,330)	(2,112)	(1,993)	(2,151)
Benefit payments	(206)	(219)	(209)	(203)	(242)

Net Flows	2,251	3,154	4,466	3,582	1,839
Investment performance	4,661	655	(14,329)	7,214	10,760
Net transfers from (to) general account	846	733	624	1,401	1,251
Policy charges	(529)	(589)	(574)	(589)	(652)
Other	(1)	-	5	-	1

Balance, end of period	$114,510	$118,463	$108,655	$120,263	$133,462

(1)	Includes premiums and deposits directed to the General Account investment option of variable products.

(2)	Includes company sponsored internal exchanges.

(3)

Certain amounts in the prior periods have been revised in connection with MetLife, Inc.’s reorganization into three broad geographic regions as well as the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

THE AMERICAS

RETAIL PRODUCTS

OTHER EXPENSES BY MAJOR CATEGORY AND SALES BY PRODUCT

OTHER EXPENSES (1)

	For the Three Months Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012

Direct and allocated expenses	$397	$424	$390	$437	$429
Pension and post-retirement benefit costs	51	51	55	51	52
Premium taxes, other taxes, and licenses & fees	32	32	25	37	36
Total fixed operating expenses	$480	$507	$470	$525	$517

Commissions and other variable expenses	717	817	907	839	739

Total other expenses	$1,197	$1,324	$1,377	$1,364	$1,256

SALES BY PRODUCT
	For the Three Months Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012

Life Sales (2)
Term Life	$30	$33	$32	$35	$34
Whole Life	27	30	27	29	28
Variable Life	9	11	9	16	8
Universal Life	57	54	52	56	42
Total Life sales	$123	$128	$120	$136	$112
Annuities Sales (1), (3)
Fixed annuity sales	$231	$283	$506	$453	$435
Variable annuity sales	5,684	6,968	8,559	7,229	4,926
Total annuity sales	$5,915	$7,251	$9,065	$7,682	$5,361
Annuity Separate Account and General Account (1)
Separate Accounts
Total variable annuities separate accounts	$4,383	$5,398	$6,442	$5,538	$3,964
General Accounts
Fixed annuity	231	283	506	453	435
Variable annuity	1,301	1,570	2,117	1,691	962
Total general accounts	1,532	1,853	2,623	2,144	1,397
Total annuity premiums and deposits	$5,915	$7,251	$9,065	$7,682	$5,361

(1)

Certain amounts in the prior periods have been revised in connection with MetLife, Inc.’s reorganization into three broad geographic regions as well as the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

(2)

Statistical sales information is calculated by MetLife using the LIMRA International, Inc. definition of sales for core direct sales, excluding company sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life insurance.

(3)	Statutory premiums direct and assumed, excluding company sponsored internal exchanges.

THE AMERICAS

RETAIL PRODUCTS

SPREAD BY PRODUCT

VARIABLE & UNIVERSAL LIFE

	For the Three Months Ended
Unaudited	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012

Investment income yield	6.72%	6.57%	6.33%	5.80%	6.42%
Average crediting rate	4.53%	4.47%	4.55%	4.49%	4.61%
Annualized general account spread (1)	2.19%	2.10%	1.78%	1.31%	1.81%
DEFERRED ANNUITIES
	For the Three Months Ended
Unaudited	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012

Investment income yield	6.17%	6.11%	6.07%	6.48%	6.48%
Average crediting rate	3.58%	3.54%	3.50%	3.47%	3.39%
Annualized general account spread (2)	2.59%	2.57%	2.57%	3.01%	3.09%

(1)	This represents the general account spread for Variable and Universal Life, a component of Life.

(2)	This represents the general account spread for Deferred Annuities, a component of Annuities.

THE AMERICAS GROUP, VOLUNTARY AND WORKSITE BENEFITS STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	March 31, 2011	March 31, 2012

OPERATING REVENUES
Premiums	$3,976	$4,028	$3,926	$3,989	$4,073	$3,976	$4,073
Universal life and investment-type product policy fees	159	155	159	157	166	159	166
Net investment income	485	505	502	491	491	485	491
Other revenues	101	99	101	108	112	101	112
Total operating revenues	4,721	4,787	4,688	4,745	4,842	4,721	4,842

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	3,594	3,725	3,720	3,541	3,639	3,594	3,639
Interest credited to policyholder account balances	43	45	46	44	42	43	42
Capitalization of DAC	(122)	(123)	(125)	(107)	(102)	(122)	(102)
Amortization of DAC and VOBA	114	119	115	119	101	114	101
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	692	692	697	709	716	692	716
Total operating expenses	4,321	4,458	4,453	4,306	4,396	4,321	4,396

Operating earnings before provision for income tax	400	329	235	439	446	400	446
Provision for income tax expense (benefit)	127	101	68	141	142	127	142
Operating earnings	273	228	167	298	304	273	304
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$273	$228	$167	$298	$304	$273	$304

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$273	$228	$167	$298	$304	$273	$304
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	11	(8)	(11)	(8)	(6)	11	(6)
Net derivative gains (losses)	(99)	177	1,065	116	(379)	(99)	(379)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(32)	(37)	(38)	(36)	(38)	(32)	(38)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	1	(1)	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	1	(1)	-	-	-
Provision for income tax (expense) benefit	42	(47)	(355)	(24)	149	42	149
Income (loss) from continuing operations, net of income tax	195	313	830	344	30	195	30
Income (loss) from discontinued operations, net of income tax	-	-	2	-	-	-	-
Net income (loss)	195	313	832	344	30	195	30
Less: Net income (loss) attributable to noncontrolling interest	-	-	-	(1)	-	-	-
Net income (loss) attributable to MetLife, Inc.	195	313	832	345	30	195	30
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$195	$313	$832	$345	$30	$195	$30

Premiums, Fees and Other Revenues (Operating)	$4,236	$4,282	$4,186	$4,254	$4,351	$4,236	$4,351

(1)

Certain amounts in the prior periods have been revised in connection with MetLife, Inc.’s reorganization into three broad geographic regions as well as the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

THE AMERICAS

GROUP, VOLUNTARY AND WORKSITE BENEFITS - GROUP LIFE

STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL (1)

	For the Three Months Ended					For the Year Ended
Unaudited (In millions, except ratios)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	March 31, 2011	March 31, 2012

OPERATING REVENUES
Premiums	$1,765	$1,818	$1,711	$1,771	$1,820	$1,765	$1,820
Universal life and investment-type product policy fees	159	155	159	157	166	159	166
Net investment income	200	205	200	194	194	200	194
Other revenues	2	1	-	1	-	2	-
Total operating revenues	2,126	2,179	2,070	2,123	2,180	2,126	2,180

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,768	1,726	1,847	1,732	1,835	1,768	1,835
Interest credited to policyholder account balances	40	42	43	40	39	40	39
Capitalization of DAC	(4)	(3)	(3)	(2)	-	(4)	-
Amortization of DAC and VOBA	3	4	1	4	1	3	1
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	140	141	141	142	145	140	145
Total operating expenses	1,947	1,910	2,029	1,916	2,020	1,947	2,020

Operating earnings before provision for income tax	179	269	41	207	160	179	160
Provision for income tax expense (benefit)	63	94	14	73	55	63	55
Operating earnings	116	175	27	134	105	116	105
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$116	$175	$27	$134	$105	$116	$105

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$116	$175	$27	$134	$105	$116	$105
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	3	(6)	(14)	(1)	-	3	-
Net derivative gains (losses)	(22)	36	56	13	(19)	(22)	(19)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(18)	(21)	(21)	(20)	(19)	(18)	(19)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	13	(3)	(8)	3	13	13	13
Income (loss) from continuing operations, net of income tax	92	181	40	129	80	92	80
Income (loss) from discontinued operations, net of income tax	-	-	2	-	-	-	-
Net income (loss)	92	181	42	129	80	92	80
Less: Net income (loss) attributable to noncontrolling interest	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	92	181	42	129	80	92	80
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$92	$181	$42	$129	$80	$92	$80

Premiums, Fees and Other Revenues (Operating)	$1,926	$1,974	$1,870	$1,929	$1,986	$1,926	$1,986

Group Life Mortality Ratio	88.2%	82.1%	98.5%	85.2%	89.1%

(1)

Certain amounts in the prior periods have been revised in connection with MetLife, Inc.’s reorganization into three broad geographic regions as well as the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

THE AMERICAS

GROUP, VOLUNTARY AND WORKSITE BENEFITS - NON-MEDICAL HEALTH

STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL (1)

	For the Three Months Ended					For the Year Ended
Unaudited (In millions, except ratios)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	March 31, 2011	March 31, 2012

OPERATING REVENUES
Premiums	$1,476	$1,462	$1,455	$1,461	$1,500	$1,476	$1,500
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	232	249	252	246	244	232	244
Other revenues	91	91	93	97	104	91	104
Total operating revenues	1,799	1,802	1,800	1,804	1,848	1,799	1,848

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,294	1,280	1,260	1,298	1,301	1,294	1,301
Interest credited to policyholder account balances	3	3	3	4	3	3	3
Capitalization of DAC	(37)	(32)	(29)	(21)	(16)	(37)	(16)
Amortization of DAC and VOBA	26	31	26	29	13	26	13
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	359	353	356	366	380	359	380
Total operating expenses	1,645	1,635	1,616	1,676	1,681	1,645	1,681

Operating earnings before provision for income tax	154	167	184	128	167	154	167
Provision for income tax expense (benefit)	54	58	65	45	59	54	59
Operating earnings	100	109	119	83	108	100	108
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$100	$109	$119	$83	$108	$100	$108

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$100	$109	$119	$83	$108	$100	$108
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	8	4	7	(8)	(7)	8	(7)
Net derivative gains (losses)	(77)	144	1,016	105	(361)	(77)	(361)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	(14)	(16)	(17)	(16)	(19)	(14)	(19)
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	1	(1)	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	1	(1)	-	-	-
Provision for income tax (expense) benefit	29	(47)	(351)	(27)	137	29	137
Income (loss) from continuing operations, net of income tax	46	194	776	135	(142)	46	(142)
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	46	194	776	135	(142)	46	(142)
Less: Net income (loss) attributable to noncontrolling interest	-	-	-	(1)	-	-	-
Net income (loss) attributable to MetLife, Inc.	46	194	776	136	(142)	46	(142)
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$46	$194	$776	$136	$(142)	$46	$(142)

Premiums, Fees and Other Revenues (Operating)	$1,567	$1,553	$1,548	$1,558	$1,604	$1,567	$1,604

Non-Medical Health Benefit Ratio	87.7%	87.5%	86.6%	88.9%	86.7%

(1)

Certain amounts in the prior periods have been revised in connection with MetLife, Inc.’s reorganization into three broad geographic regions as well as the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

THE AMERICAS

GROUP, VOLUNTARY AND WORKSITE BENEFITS - PROPERTY AND CASUALTY

STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS - PRODUCT LEVEL (1)

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	March 31, 2011	March 31, 2012

OPERATING REVENUES
Premiums (2)	$735	$748	$760	$757	$753	$735	$753
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	53	51	50	51	53	53	53
Other revenues	8	7	8	10	8	8	8
Total operating revenues	796	806	818	818	814	796	814

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends (2)	532	719	613	511	503	532	503
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	(81)	(88)	(93)	(84)	(86)	(81)	(86)
Amortization of DAC and VOBA	85	84	88	86	87	85	87
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	193	198	200	201	191	193	191
Total operating expenses	729	913	808	714	695	729	695

Operating earnings before provision for income tax	67	(107)	10	104	119	67	119
Provision for income tax expense (benefit)	10	(51)	(11)	23	28	10	28
Operating earnings	57	(56)	21	81	91	57	91
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$57	$(56)	$21	$81	$91	$57	$91

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$57	$(56)	$21	$81	$91	$57	$91
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	-	(6)	(4)	1	1	-	1
Net derivative gains (losses)	-	(3)	(7)	(2)	1	-	1
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	-	-	-	-	-	-	-
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	-	-	-	-	-	-
Provision for income tax (expense) benefit	-	3	4	-	(1)	-	(1)
Income (loss) from continuing operations, net of income tax	57	(62)	14	80	92	57	92
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	57	(62)	14	80	92	57	92
Less: Net income (loss) attributable to noncontrolling interest	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	57	(62)	14	80	92	57	92
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$57	$(62)	$14	$80	$92	$57	$92

Premiums, Fees and Other Revenues (Operating)	$743	$755	$768	$767	$761	$743	$761

(1)

Certain amounts in the prior periods have been revised in connection with MetLife, Inc.’s reorganization into three broad geographic regions as well as the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

(2)	Premiums reflect earned premiums and policyholder benefits and claims and policyholder dividends includes losses and loss adjustment expense.

THE AMERICAS

GROUP, VOLUNTARY AND WORKSITE BENEFITS

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

GROUP LIFE

	For the Three Months Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012
Balance, beginning of period	$11,892	$11,963	$11,744	$11,587	$11,456
Premiums and deposits	3,418	3,038	2,791	2,731	2,863
Surrenders and withdrawals	(1,379)	(1,231)	(1,087)	(896)	(906)
Benefit payments	(1,888)	(1,844)	(1,827)	(1,833)	(1,916)

Net Flows	151	(37)	(123)	2	41
Net transfers from (to) separate account	2	2	3	2	-
Interest	67	69	69	68	68
Policy charges	(120)	(133)	(109)	(122)	(125)
Other	(29)	(120)	3	(81)	(29)

Balance, end of period	$11,963	$11,744	$11,587	$11,456	$11,411

NON-MEDICAL HEALTH
	For the Three Months Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012
Balance, beginning of period	$14,187	$14,384	$14,581	$14,802	$15,181
Premiums and deposits	1,504	1,488	1,583	1,488	1,529
Surrenders and withdrawals	(3)	(3)	(103)	(3)	(3)
Benefit payments	(1,136)	(1,116)	(1,074)	(1,073)	(1,133)

Net Flows	365	369	406	412	393
Net transfers from (to) separate account	-	-	-	-	-
Interest	157	161	164	167	167
Policy charges	-	-	-	-	-
Other	(325)	(333)	(349)	(200)	(417)

Balance, end of period	$14,384	$14,581	$14,802	$15,181	$15,324

SEPARATE ACCOUNT LIABILITIES

GROUP LIFE
	For the Three Months Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012
Balance, beginning of period	$491	$516	$516	$444	$478
Premiums and deposits	50	47	47	47	49
Surrenders and withdrawals	(10)	(7)	(8)	(7)	(12)
Benefit payments	-	-	-	-	(1)

Net Flows	40	40	39	40	36
Investment performance	24	-	(70)	34	53
Net transfers from (to) general account	(2)	(2)	(3)	(2)	-
Policy charges	(37)	(38)	(38)	(38)	(39)
Other	-	-	-	-	-

Balance, end of period	$516	$516	$444	$478	$528

THE AMERICAS
GROUP, VOLUNTARY AND WORKSITE BENEFITS
OTHER EXPENSES BY MAJOR CATEGORY (1)

OTHER EXPENSES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012

Direct and allocated expenses	$451	$441	$445	$468	$479
Pension and post-retirement benefit costs	25	25	25	25	24
Premium taxes, other taxes, and licenses & fees	64	68	68	63	67
Total fixed operating expenses	$540	$534	$538	$556	$570

Commissions and other variable expenses	152	158	159	153	146

Total other expenses	$692	$692	$697	$709	$716

(1)

Certain amounts in the prior periods have been revised in connection with MetLife, Inc.’s reorganization into three broad geographic regions as well as the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

THE AMERICAS

GROUP, VOLUNTARY AND WORKSITE BENEFITS

SPREAD BY PRODUCT

GROUP LIFE

	For the Three Months Ended
Unaudited	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012

Investment income yield	5.52%	5.73%	5.66%	5.62%	5.69%
Average crediting rate	2.01%	2.07%	2.11%	2.01%	2.01%
Annualized general account spread	3.51%	3.66%	3.55%	3.61%	3.68%

NON-MEDICAL HEALTH

	For the Three Months Ended
Unaudited	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012

Investment income yield	6.19%	6.53%	6.35%	6.40%	6.37%
Average crediting rate	4.70%	4.70%	4.66%	4.68%	4.68%
Annualized general account spread	1.49%	1.83%	1.69%	1.72%	1.69%

THE AMERICAS
GROUP, VOLUNTARY AND WORKSITE BENEFITS - PROPERTY & CASUALTY
NET WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA (1)

	For the Three Months Ended
Unaudited (In millions, except ratios)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012

Net Written Premiums by Product
Automobile	$496	$509	$529	$491	$502
Homeowners	201	255	265	238	214
Other	22	14	13	11	25
Total	$719	$778	$807	$740	$741

Selected Financial Information and Supplemental Data

Total Property & Casualty
Net earned premium	735	748	760	757	753
Loss and loss adjustment expense ratio	72.5%	96.1%	80.6%	67.5%	66.9%
Policyholder benefits and dividends	0.1%	0.1%	0.0%	0.0%	0.0%
Other expense ratio	26.7%	26.0%	25.7%	26.7%	25.3%
Payment fees credit	(0.6%)	(0.5%)	(0.5%)	(0.5%)	(0.5%)
Total combined ratio	98.7%	121.7%	105.8%	93.7%	91.7%
Effect of catastrophe losses	6.2%	35.8%	17.7%	3.6%	3.5%
Combined ratio excluding catastrophes	92.5%	85.9%	88.1%	90.1%	88.2%

Auto
Net earned premium	493	501	508	503	497
Loss and loss adjustment expense ratio	66.8%	71.4%	67.6%	74.7%	70.3%
Policyholder benefits and dividends	0.1%	0.1%	0.0%	0.0%	0.0%
Other expense ratio	25.9%	25.3%	25.2%	26.0%	24.8%
Payment fees credit	(0.7%)	(0.6%)	(0.6%)	(0.6%)	(0.6%)
Total combined ratio	92.1%	96.2%	92.2%	100.1%	94.5%
Effect of catastrophe losses	(0.1%)	5.7%	2.8%	0.6%	0.6%
Combined ratio excluding catastrophes	92.2%	90.5%	89.4%	99.5%	93.9%

Homeowners & Other
Net earned premium	242	247	252	254	256
Loss and loss adjustment expense ratio	84.0%	146.1%	106.7%	53.3%	60.2%
Policyholder benefits and dividends	0.1%	0.1%	0.0%	0.0%	0.0%
Other expense ratio	28.4%	27.4%	27.0%	28.3%	26.6%
Payment fees credit	(0.4%)	(0.4%)	(0.4%)	(0.4%)	(0.4%)
Total combined ratio	112.1%	173.2%	133.3%	81.2%	86.4%
Effect of catastrophe losses	19.0%	96.8%	47.7%	9.4%	8.9%
Combined ratio excluding catastrophes	93.1%	76.4%	85.6%	71.8%	77.5%

Pre-Tax Catastrophe Losses
Auto	$-	$28	$14	$4	$3
Homeowners & Other	46	239	121	23	23
Total	$46	$267	$135	$27	$26

(1)

Certain amounts in the prior periods have been revised in connection with MetLife, Inc.’s reorganization into three broad geographic regions as well as the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

THE AMERICAS

CORPORATE BENEFIT FUNDING

STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	March 31, 2011	March 31, 2012

OPERATING REVENUES
Premiums	$423	$874	$835	$716	$507	$423	$507
Universal life and investment-type product policy fees	54	58	69	51	51	54	51
Net investment income	1,386	1,408	1,375	1,337	1,401	1,386	1,401
Other revenues	60	61	61	67	64	60	64
Total operating revenues	1,923	2,401	2,340	2,171	2,023	1,923	2,023

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,020	1,446	1,459	1,362	1,092	1,020	1,092
Interest credited to policyholder account balances	335	331	327	330	339	335	339
Capitalization of DAC	(12)	(5)	(6)	(2)	(7)	(12)	(7)
Amortization of DAC and VOBA	5	5	4	3	10	5	10
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	2	3	2	2	2	2	2
Other expenses	126	122	136	129	128	126	128
Total operating expenses	1,476	1,902	1,922	1,824	1,564	1,476	1,564

Operating earnings before provision for income tax	447	499	418	347	459	447	459
Provision for income tax expense (benefit)	158	174	146	121	161	158	161
Operating earnings	289	325	272	226	298	289	298
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$289	$325	$272	$226	$298	$289	$298

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$289	$325	$272	$226	$298	$289	$298
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	12	(10)	83	(66)	(98)	12	(98)
Net derivative gains (losses)	(130)	(37)	447	146	(243)	(130)	(243)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	41	33	36	24	29	41	29
Other revenues	-	-	-	-	-	-	-
Policyholder benefits and claims and policyholder dividends	8	(12)	(38)	7	(6)	8	(6)
Interest credited to policyholder account balances	(8)	(8)	(2)	(1)	(2)	(8)	(2)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	-	1	3	(4)	-	-	-
Provision for income tax (expense) benefit	27	10	(184)	(35)	111	27	111
Income (loss) from continuing operations, net of income tax	239	302	617	297	89	239	89
Income (loss) from discontinued operations, net of income tax	1	21	4	-	4	1	4
Net income (loss)	240	323	621	297	93	240	93
Less: Net income (loss) attributable to noncontrolling interest	-	-	2	(5)	-	-	-
Net income (loss) attributable to MetLife, Inc.	240	323	619	302	93	240	93
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$240	$323	$619	$302	$93	$240	$93

Premiums, Fees and Other Revenues (Operating)	$537	$993	$965	$834	$622	$537	$622

(1)

Certain amounts in the prior periods have been revised in connection with MetLife, Inc.’s reorganization into three broad geographic regions as well as the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

THE AMERICAS

CORPORATE BENEFIT FUNDING

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES; AND SEPARATE ACCOUNT LIABILITIES (1)

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

	For the Three Months Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012
Balance, beginning of period	$101,456	$103,328	$104,538	$104,585	$106,024
Premiums and deposits	16,805	11,148	14,309	13,677	17,655
Surrenders and withdrawals	(14,794)	(10,718)	(17,348)	(12,491)	(14,745)
Benefit payments	(831)	(827)	(881)	(860)	(838)

Net Flows	1,180	(397)	(3,920)	326	2,072
Net transfers from (to) separate account	(4)	(4)	(12)	(31)	(5)
Interest	1,036	1,028	1,015	1,010	1,021
Policy charges	(34)	(34)	(34)	(32)	(21)
Other	(306)	617	2,998	166	(752)

Balance, end of period	$103,328	$104,538	$104,585	$106,024	$108,339

SEPARATE ACCOUNT LIABILITIES
	For the Three Months Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012
Balance, beginning of period	$56,625	$61,061	$63,252	$65,054	$64,851
Premiums and deposits	4,181	2,853	3,064	1,984	2,383
Surrenders and withdrawals	(1,256)	(1,404)	(2,050)	(2,106)	(1,311)
Benefit payments	(68)	(23)	(17)	(13)	(16)

Net Flows	2,857	1,426	997	(135)	1,056
Investment performance	761	1,012	799	1,354	1,115
Net transfers from (to) general account	4	4	12	31	5
Policy charges	(67)	(61)	(63)	(79)	(84)
Other	881	(190)	57	(1,374)	1,692

Balance, end of period	$61,061	$63,252	$65,054	$64,851	$68,635

(1)

Certain amounts in the prior periods have been revised in connection with MetLife, Inc.’s reorganization into three broad geographic regions as well as the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

THE AMERICAS
CORPORATE BENEFIT FUNDING
OTHER EXPENSES BY MAJOR CATEGORY (1)
	For the Three Months Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012

Direct and allocated expenses	$70	$69	$72	$84	$76
Pension and post-retirement benefit costs	12	12	12	12	11
Premium taxes, other taxes, and licenses & fees	6	5	10	4	3
Total fixed operating expenses	$88	$86	$94	$100	$90

Commissions and other variable expenses	38	36	42	29	38

Total other expenses	$126	$122	$136	$129	$128

(1)

Certain amounts in the prior periods have been revised in connection with MetLife, Inc.’s reorganization into three broad geographic regions as well as the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

THE AMERICAS
CORPORATE BENEFIT FUNDING
SPREAD (1)

CORPORATE BENEFIT FUNDING
	For the Three Months Ended
Unaudited	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012

Investment income yield	5.32%	5.33%	5.23%	5.12%	5.35%
Average crediting rate	3.85%	3.76%	3.81%	3.87%	3.87%
Annualized general account spread	1.47%	1.57%	1.42%	1.25%	1.48%

(1)

Certain amounts in the prior periods have been revised in connection with MetLife, Inc.’s reorganization into three broad geographic regions as well as the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

THE AMERICAS
LATIN AMERICA
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)
	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	March 31, 2011	March 31, 2012

OPERATING REVENUES
Premiums	$594	$647	$672	$601	$686	$594	$686
Universal life and investment-type product policy fees	189	194	188	186	196	189	196
Net investment income	166	272	289	298	299	166	299
Other revenues	4	2	8	1	5	4	5
Total operating revenues	953	1,115	1,157	1,086	1,186	953	1,186

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	424	534	576	530	592	424	592
Interest credited to policyholder account balances	91	94	95	91	100	91	100
Capitalization of DAC	(75)	(78)	(78)	(64)	(84)	(75)	(84)
Amortization of DAC and VOBA	47	62	45	53	55	47	55
Amortization of negative VOBA	(2)	(2)	-	(2)	(2)	(2)	(2)
Interest expense on debt	-	1	-	-	1	-	1
Other expenses	309	339	333	324	326	309	326
Total operating expenses	794	950	971	932	988	794	988

Operating earnings before provision for income tax	159	165	186	154	198	159	198
Provision for income tax expense (benefit)	38	36	45	31	50	38	50
Operating earnings	121	129	141	123	148	121	148
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$121	$129	$141	$123	$148	$121	$148

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$121	$129	$141	$123	$148	$121	$148
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	20	(13)	(8)	(5)	3	20	3
Net derivative gains (losses)	(5)	8	(45)	6	37	(5)	37
Premiums	22	24	23	23	22	22	22
Universal life and investment-type product policy fees	2	2	2	2	3	2	3
Net investment income	16	21	7	36	51	16	51
Other revenues	(2)	2	-	(1)	-	(2)	-
Policyholder benefits and claims and policyholder dividends	(23)	(189)	(159)	(21)	(86)	(23)	(86)
Interest credited to policyholder account balances	(13)	(22)	(7)	(36)	(51)	(13)	(51)
Capitalization of DAC	2	2	3	2	2	2	2
Amortization of DAC and VOBA	(1)	(1)	(1)	(1)	(1)	(1)	(1)
Amortization of negative VOBA	1	1	1	1	1	1	1
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	(13)	(15)	(12)	(18)	(10)	(13)	(10)
Provision for income tax (expense) benefit	(17)	56	44	(1)	10	(17)	10
Income (loss) from continuing operations, net of income tax	110	5	(11)	110	129	110	129
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	110	5	(11)	110	129	110	129
Less: Net income (loss) attributable to noncontrolling interest	-	-	-	-	-	-	-
Net income (loss) attributable to MetLife, Inc.	110	5	(11)	110	129	110	129
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$110	$5	$(11)	$110	$129	$110	$129

Premiums, Fees and Other Revenues (Operating)	$787	$843	$868	$788	$887	$787	$887

(1)    Certain amounts in the prior periods have been revised in connection with MetLife, Inc.’s reorganization into three broad geographic regions as well as the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

ASIA
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	March 31, 2011	March 31, 2012

OPERATING REVENUES
Premiums	$1,803	$1,884	$1,905	$1,880	$1,947	$1,803	$1,947
Universal life and investment-type product policy fees	297	296	318	280	323	297	323
Net investment income	513	596	618	650	653	513	653
Other revenues	12	8	8	6	16	12	16
Total operating revenues	2,625	2,784	2,849	2,816	2,939	2,625	2,939

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	1,198	1,272	1,259	1,247	1,269	1,198	1,269
Interest credited to policyholder account balances	380	398	413	413	427	380	427
Capitalization of DAC	(451)	(467)	(562)	(501)	(561)	(451)	(561)
Amortization of DAC and VOBA	329	401	386	304	355	329	355
Amortization of negative VOBA	(146)	(141)	(135)	(133)	(130)	(146)	(130)
Interest expense on debt	1	(1)	-	-	1	1	1
Other expenses	990	1,063	1,161	1,098	1,122	990	1,122
Total operating expenses	2,301	2,525	2,522	2,428	2,483	2,301	2,483

Operating earnings before provision for income tax	324	259	327	388	456	324	456
Provision for income tax expense (benefit)	100	88	105	138	159	100	159
Operating earnings	224	171	222	250	297	224	297
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$224	$171	$222	$250	$297	$224	$297

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$224	$171	$222	$250	$297	$224	$297
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(126)	(32)	(22)	(111)	(103)	(126)	(103)
Net derivative gains (losses)	56	5	168	(27)	(30)	56	(30)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	(1)	-	(1)
Net investment income	243	(175)	(443)	(147)	507	243	507
Other revenues	1	2	5	5	5	1	5
Policyholder benefits and claims and policyholder dividends	(8)	(10)	(9)	(21)	(23)	(8)	(23)
Interest credited to policyholder account balances	(267)	204	421	155	(514)	(267)	(514)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	(20)	1	1	-	1
Amortization of negative VOBA	19	19	19	17	17	19	17
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	(2)	3	3	4	2	(2)	2
Provision for income tax (expense) benefit	28	10	(58)	61	57	28	57
Income (loss) from continuing operations, net of income tax	168	197	286	187	215	168	215
Income (loss) from discontinued operations, net of income tax	(61)	1	(11)	27	-	(61)	-
Net income (loss)	107	198	275	214	215	107	215
Less: Net income (loss) attributable to noncontrolling interest	-	1	2	3	2	-	2
Net income (loss) attributable to MetLife, Inc.	107	197	273	211	213	107	213
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$107	$197	$273	$211	$213	$107	$213

Premiums, Fees and Other Revenues (Operating)	$2,112	$2,188	$2,231	$2,166	$2,286	$2,112	$2,286

(1)    Certain amounts in the prior periods have been revised in connection with MetLife, Inc.’s reorganization into three broad geographic regions as well as the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

EMEA
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	March 31, 2011	March 31, 2012

OPERATING REVENUES
Premiums	$697	$689	$692	$643	$744	$697	$744
Universal life and investment-type product policy fees	104	135	106	122	119	104	119
Net investment income	173	178	176	133	185	173	185
Other revenues	26	29	29	41	36	26	36
Total operating revenues	1,000	1,031	1,003	939	1,084	1,000	1,084

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	408	395	407	343	434	408	434
Interest credited to policyholder account balances	39	45	36	49	35	39	35
Capitalization of DAC	(181)	(193)	(171)	(188)	(203)	(181)	(203)
Amortization of DAC and VOBA	164	181	163	171	164	164	164
Amortization of negative VOBA	(15)	(20)	(15)	(8)	(5)	(15)	(5)
Interest expense on debt	1	-	-	(1)	-	1	-
Other expenses	458	514	475	486	540	458	540
Total operating expenses	874	922	895	852	965	874	965

Operating earnings before provision for income tax	126	109	108	87	119	126	119
Provision for income tax expense (benefit)	47	45	43	31	43	47	43
Operating earnings	79	64	65	56	76	79	76
Preferred stock dividends	-	-	-	-	-	-	-
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$79	$64	$65	$56	$76	$79	$76

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$79	$64	$65	$56	$76	$79	$76
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(54)	(34)	(232)	(219)	7	(54)	7
Net derivative gains (losses)	19	(12)	22	3	29	19	29
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	140	121	(388)	101	459	140	459
Other revenues	-	-	-	(1)	-	-	-
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	(157)	(108)	384	(81)	(451)	(157)	(451)
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	-	-	-	-	-	-	-
Other expenses	4	(47)	(23)	(25)	10	4	10
Provision for income tax (expense) benefit	20	6	87	54	(26)	20	(26)
Income (loss) from continuing operations, net of income tax	51	(10)	(85)	(112)	104	51	104
Income (loss) from discontinued operations, net of income tax	-	-	-	-	-	-	-
Net income (loss)	51	(10)	(85)	(112)	104	51	104
Less: Net income (loss) attributable to noncontrolling interest	7	(3)	(12)	(1)	22	7	22
Net income (loss) attributable to MetLife, Inc.	44	(7)	(73)	(111)	82	44	82
Less: Preferred stock dividends	-	-	-	-	-	-	-
Less: Preferred stock redemption premium	-	-	-	-	-	-	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$44	$(7)	$(73)	$(111)	$82	$44	$82

Premiums, Fees and Other Revenues (Operating)	$827	$853	$827	$806	$899	$827	$899

(1)    Certain amounts in the prior periods have been revised in connection with MetLife, Inc.’s reorganization into three broad geographic regions as well as the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

CORPORATE & OTHER

STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended					For the Year Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	March 31, 2011	March 31, 2012

OPERATING REVENUES
Premiums	$14	$13	$14	$13	$14	$14	$14
Universal life and investment-type product policy fees	38	38	39	40	40	38	40
Net investment income	252	225	222	212	200	252	200
Other revenues	83	72	110	54	51	83	51
Total operating revenues	387	348	385	319	305	387	305

OPERATING EXPENSES
Policyholder benefits and claims and policyholder dividends	16	24	61	25	11	16	11
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	1	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	319	325	326	324	309	319	309
Other expenses	118	118	210	194	203	118	203
Total operating expenses	453	467	597	544	523	453	523

Operating earnings before provision for income tax	(66)	(119)	(212)	(225)	(218)	(66)	(218)
Provision for income tax expense (benefit)	(87)	(107)	(171)	(164)	(180)	(87)	(180)
Operating earnings	21	(12)	(41)	(61)	(38)	21	(38)
Preferred stock dividends	30	31	30	31	30	30	30
OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(9)	$(43)	$(71)	$(92)	$(68)	$(9)	$(68)

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$21	$(12)	$(41)	$(61)	$(38)	$21	$(38)
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	3	(105)	91	(171)	21	3	21
Net derivative gains (losses)	(82)	(125)	1,096	(213)	(870)	(82)	(870)
Premiums	-	-	-	-	-	-	-
Universal life and investment-type product policy fees	-	-	-	-	-	-	-
Net investment income	175	170	177	132	189	175	189
Other revenues	99	130	198	183	103	99	103
Policyholder benefits and claims and policyholder dividends	-	-	-	-	-	-	-
Interest credited to policyholder account balances	-	-	-	-	-	-	-
Capitalization of DAC	-	-	-	-	-	-	-
Amortization of DAC and VOBA	-	-	-	-	-	-	-
Amortization of negative VOBA	-	-	-	-	-	-	-
Interest expense on debt	(92)	(92)	(97)	(43)	(45)	(92)	(45)
Other expenses	(282)	(345)	(335)	(407)	(479)	(282)	(479)
Provision for income tax (expense) benefit	60	129	(381)	207	374	60	374
Income (loss) from continuing operations, net of income tax	(98)	(250)	708	(373)	(745)	(98)	(745)
Income (loss) from discontinued operations, net of income tax	-	1	3	-	-	-	-
Net income (loss)	(98)	(249)	711	(373)	(745)	(98)	(745)
Less: Net income (loss) attributable to noncontrolling interest	-	(5)	1	2	-	-	-
Net income (loss) attributable to MetLife, Inc.	(98)	(244)	710	(375)	(745)	(98)	(745)
Less: Preferred stock dividends	30	31	30	31	30	30	30
Less: Preferred stock redemption premium	146	-	-	-	-	146	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$(274)	$(275)	$680	$(406)	$(775)	$(274)	$(775)

Premiums, Fees and Other Revenues (Operating)	$135	$123	$163	$107	$105	$135	$105

(1)

Certain amounts in the prior periods have been revised in connection with MetLife, Inc.’s reorganization into three broad geographic regions as well as the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

INVESTMENTS

INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS

	At or For the Three Months Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012
Fixed Maturity Securities
Yield (1)	4.91%	4.94%	4.79%	4.90%	4.96%
Investment income (2), (3), (4)	$3,693	$3,794	$3,721	$3,808	$3,840
Investment gains (losses) (3)	(163)	(105)	(186)	(478)	(136)
Ending carrying value (2), (3)	334,409	342,607	354,611	351,011	355,269
Mortgage Loans
Yield (1)	5.54%	5.50%	5.56%	5.53%	5.62%
Investment income (3), (4)	759	765	806	832	830
Investment gains (losses) (3)	47	68	45	15	36
Ending carrying value (3)	55,061	56,927	59,722	61,303	57,281
Real Estate and Real Estate Joint Ventures
Yield (1)	2.83%	4.85%	4.67%	2.65%	3.76%
Investment income (3)	57	99	96	55	80
Investment gains (losses) (3)	29	47	165	(11)	17
Ending carrying value	8,042	8,234	8,197	8,563	8,472
Policy Loans
Yield (1)	5.42%	5.41%	5.43%	5.35%	5.30%
Investment income	160	160	162	159	158
Ending carrying value	11,872	11,858	11,932	11,892	11,896
Equity Securities
Yield (1)	3.45%	6.04%	3.59%	4.52%	4.17%
Investment income	30	48	28	35	32
Investment gains (losses)	36	(70)	(3)	14	(9)
Ending carrying value	3,584	3,238	3,118	3,023	3,043
Other Limited Partnership Interests
Yield (1)	15.14%	9.90%	11.08%	6.16%	11.34%
Investment income	243	159	180	99	182
Investment gains (losses)	3	5	-	(4)	(2)
Ending carrying value	6,409	6,453	6,538	6,378	6,487
Cash and Short-term Investments
Yield (1)	1.09%	1.09%	1.03%	0.87%	0.69%
Investment income	43	41	38	33	32
Investment gains (losses)	-	1	-	1	-
Ending carrying value (3)	19,455	22,026	25,901	27,750	30,465
Other Invested Assets (1)
Investment income (5)	10	163	158	108	132
Investment gains (losses) (3)	4	(7)	-	(6)	(25)
Ending carrying value (5)	13,662	14,866	23,103	23,581	20,172
Total Investments
Investment income yield (1), (5)	4.92%	5.08%	4.97%	4.87%	5.00%
Investment fees and expenses yield	(0.12)	(0.13)	(0.13)	(0.14)	(0.13)
Net Investment Income Yield (1), (3), (5), (6)	4.80%	4.95%	4.84%	4.73%	4.87%
Investment income (5)	$4,995	$5,229	$5,189	$5,129	$5,286
Investment fees and expenses	(128)	(138)	(137)	(143)	(140)
Net Investment Income including Divested businesses (5)	4,867	5,091	5,052	4,986	5,146
Less: Net investment Income from Divested businesses (6)	84	80	82	89	61
Net Investment Income (3), (5)	4,783	5,011	4,970	4,897	5,085
Ending Carrying Value (3), (5)	$452,494	$466,209	$493,122	$493,501	$493,085
Investment portfolio gains (losses) including Divested businesses	$(44)	$(61)	$21	$(469)	$(119)
Less: Investment portfolio gains (losses) from Divested businesses (6)	(3)	(6)	7	(138)	96
Investment Portfolio Gains (Losses) (3), (6)	(41)	(55)	14	(331)	(215)
Gross investment gains	285	348	474	247	278
Gross investment losses	(243)	(288)	(199)	(328)	(335)
Writedowns	(83)	(115)	(261)	(250)	(158)
Investment Portfolio Gains (Losses) (3)	(41)	(55)	14	(331)	(215)
Investment portfolio gains (losses) income tax (expense) benefit	14	21	(5)	118	70
Investment Portfolio Gains (Losses), Net of Income Tax	$(27)	$(34)	$9	$(213)	$(145)

Derivative Gains (Losses) including Divested businesses	$(386)	$293	$4,129	$509	$(2,064)
Less: Derivative gains (losses) from Divested businesses (6)	(2)	(9)	(139)	(13)	(5)
Derivative gains (losses) (3), (6)	(384)	302	4,268	522	(2,059)
Derivative gains (losses) income tax (expense) benefit	131	(107)	(1,496)	(171)	727
Derivative Gains (Losses), Net of Income Tax	$(253)	$195	$2,772	$351	$(1,332)

(1)         Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described on page 2 and as presented on Page 36. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as consolidated securitization entities (“CSEs”), contractholder-directed unit-linked investments and securitized reverse residential mortgage loans. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)         Fixed maturity securities includes $745 million, $863 million, $684 million, $740 million and $818 million in ending carrying value, and $28 million, $16 million, ($38) million, $25 million and $45 million of investment income related to trading and other securities at or for the three months ended March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012, respectively.

(3)         The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the three month periods ended March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012, respectively: A) Fixed maturity securities ending carrying value excludes contractholder-directed unit-linked investments of $18,459 million, $18,690 million, $17,874 million, $17,411 million and $18,119 million; B) Ending carrying value excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs: trading and other securities (included within fixed maturity securities above) of $161 million, $147 million, $140 million, $117 million and $89 million, mortgage loans of $6,771 million, $6,697 million, $3,227 million, $3,138 million and $3,024 million and cash and short-term investments of $59 million, $21 million, $13 million, $21 million and $3 million; C) Mortgage loans ending carrying value excludes securitized reverse residential mortgage loans of $0, $0, $0, $7,652 million and $8,283 million; D) Net investment income adjustments as presented on page 36 within the reconciliation to Net Income; E) Investment portfolio gains (losses) presented above and the GAAP adjustments as presented below; F) Derivative gains (losses) presented above and GAAP adjustments as presented below:

	For the Three Months Ended
	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012
Investment portfolio gains (losses) - in above yield table	$(44)	$(61)	$21	$(469)	$(119)
Real estate discontinued operations	(28)	(43)	(26)	1	(21)
Net investment gains (losses) related to CSEs	25	(16)	(7)	3	(5)
Other gains (losses) reported in net investment gains (losses) on GAAP basis	(52)	(35)	(43)	(93)	35
Net investment gains (losses) - GAAP basis	$(99)	$(155)	$(55)	$(558)	$(110)

	For the Three Months Ended
	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012
Derivative gains (losses) - in above yield table	$(386)	$293	$4,129	$509	$(2,064)
Investment hedge adjustments	39	55	70	85	89
Joint venture adjustments	23	-	-	-	-
Settlement of foreign currency earnings hedges	1	(4)	(5)	(4)	(5)
PAB hedge adjustments	8	8	2	1	2
Net derivative gains (losses) - GAAP basis	$(315)	$352	$4,196	$591	$(1,978)

(4) Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

(5) Certain amounts in the prior periods have been revised in connection with the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

(6)         Yields are calculated including net investment income of certain Divested businesses and related carry values. The net investment income adjustment on Page 36 for all of the Divested businesses for the three months ended March 31, 2012 includes $85 million for securitized reverse residential mortgage loans that was excluded from the Mortgage Loans and total yield sections presented above. See page 2 for discussion of Divested businesses.

INVESTMENTS

INVESTMENT PORTFOLIO RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS

	At or For the Year Ended
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012
Fixed Maturity Securities
Yield (1)	4.91%	4.93%	4.95%	4.94%	4.96%
Investment income (2), (3), (4)	$3,693	$7,487	$11,208	$15,016	$3,840
Investment gains (losses) (3)	(163)	(268)	(454)	(932)	(136)
Ending carrying value (2), (3)	334,409	342,607	354,611	351,011	355,269
Mortgage Loans
Yield (1)	5.54%	5.52%	5.54%	5.53%	5.62%
Investment income (3), (4)	759	1,524	2,330	3,162	830
Investment gains (losses) (3)	47	115	160	175	36
Ending carrying value (3)	55,061	56,927	59,722	61,303	57,281
Real Estate and Real Estate Joint Ventures
Yield (1)	2.83%	3.85%	4.15%	3.76%	3.76%
Investment income (3)	57	156	252	307	80
Investment gains (losses) (3)	29	76	241	230	17
Ending carrying value	8,042	8,234	8,197	8,563	8,472
Policy Loans
Yield (1)	5.42%	5.41%	5.46%	5.43%	5.30%
Investment income	160	320	482	641	158
Ending carrying value	11,872	11,858	11,932	11,892	11,896
Equity Securities
Yield (1)	3.45%	4.70%	4.42%	4.44%	4.17%
Investment income	30	78	106	141	32
Investment gains (losses)	36	(34)	(37)	(23)	(9)
Ending carrying value	3,584	3,238	3,118	3,023	3,043
Other Limited Partnership Interests
Yield (1)	15.14%	12.52%	12.07%	10.58%	11.34%
Investment income	243	402	582	681	182
Investment gains (losses)	3	8	8	4	(2)
Ending carrying value	6,409	6,453	6,538	6,378	6,487
Cash and Short-term Investments
Yield (1)	1.09%	1.09%	1.10%	1.04%	0.69%
Investment income	43	84	122	155	32
Investment gains (losses)	-	1	1	2	-
Ending carrying value (3)	19,455	22,026	25,901	27,750	30,465
Other Invested Assets (1)
Investment income (5)	10	173	331	439	132
Investment gains (losses) (3)	4	(3)	(3)	(9)	(25)
Ending carrying value (5)	13,662	14,866	23,103	23,581	20,172
Total Investments
Investment income yield (1), (5)	4.92%	5.00%	5.05%	5.00%	5.00%
Investment fees and expenses yield	(0.12)	(0.13)	(0.13)	(0.13)	(0.13)
Net Investment Income Yield (1), (3), (5), (6)	4.80%	4.87%	4.92%	4.87%	4.87%
Investment income (5)	$4,995	$10,224	$15,413	$20,542	$5,286
Investment fees and expenses	(128)	(266)	(403)	(546)	(140)
Net Investment Income including Divested businesses (5)	4,867	9,958	15,010	19,996	5,146
Less: Net investment Income from Divested businesses (6)	84	164	246	335	61
Net Investment Income (3), (5)	4,783	9,794	14,764	19,661	5,085
Ending Carrying Value (3), (5)	$452,494	$466,209	$493,122	$493,501	$493,085
Investment portfolio gains (losses) including Divested businesses	$(44)	$(105)	$(84)	$(553)	$(119)
Less: Investment portfolio gains (losses) from Divested businesses (6)	(3)	(9)	(2)	(140)	96
Investment Portfolio Gains (Losses) (3), (6)	(41)	(96)	(82)	(413)	(215)
Gross investment gains	285	633	1,107	1,354	278
Gross investment losses	(243)	(531)	(730)	(1,058)	(335)
Writedowns	(83)	(198)	(459)	(709)	(158)
Investment Portfolio Gains (Losses) (3)	(41)	(96)	(82)	(413)	(215)
Investment portfolio gains (losses) income tax (expense) benefit	14	35	30	148	70
Investment Portfolio Gains (Losses), Net of Income Tax	$(27)	$(61)	$(52)	$(265)	$(145)
Derivative Gains (Losses) including Divested businesses	$(386)	$(93)	$4,036	$4,545	$(2,064)
Less: Derivative gains (losses) from Divested businesses (6)	(2)	(11)	(150)	(163)	(5)
Derivative gains (losses) (3), (6)	(384)	(82)	4,186	4,708	(2,059)
Derivative gains (losses) income tax (expense) benefit	131	24	(1,472)	(1,643)	727
Derivative Gains (Losses), Net of Income Tax	$(253)	$(58)	$2,714	$3,065	$(1,332)

(1)          Yields are calculated as investment income as a percent of average quarterly asset carrying values. Investment income excludes recognized gains and losses and reflects the GAAP adjustments described on page 2 and as presented on Page 36. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets, collateral received from derivative counterparties, the effects of consolidating under GAAP certain VIEs that are treated as CSEs, contractholder-directed unit-linked investments and securitized reverse residential mortgage loans. A yield is not presented for other invested assets, as it is not considered a meaningful measure of performance for this asset class.

(2)          Fixed maturity securities includes $745 million, $863 million, $684 million, $740 million and $818 million in ending carrying value, and $28 million, $44 million, $6 million, $31 million and $45 million of investment income related to trading and other securities at or for the year-to-date period ended March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012, respectively.

(3)          The reconciliation of the remaining yield table captions to the most directly comparable measures presented in accordance with GAAP are as follows at or for the three month periods ended March 31, 2011, June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012, respectively: A) Fixed maturity securities ending carrying value excludes contractholder-directed unit-linked investments of $18,459 million, $18,690 million, $17,874 million, $17,411 million and $18,119 million; B) Ending carrying value excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs: trading and other securities (included within fixed maturity securities above) of $161 million, $147 million, $140 million, $117 million and $89 million, mortgage loans of $6,771 million, $6,697 million, $3,227 million, $3,138 million and $3,024 million and cash and short-term investments of $59 million, $21 million, $13 million, $21 million and $3 million; C) Mortgage loans ending carrying value excludes securitized reverse residential mortgage loans of $0, $0, $0, $7,652 million and $8,283 million; D) Net investment income adjustments as presented on page 36 within the reconciliation to Net Income; E) Investment portfolio gains (losses) presented above and the GAAP adjustments as presented below; F) Derivative gains (losses) presented above and GAAP adjustments as presented below:

	For the Year-to-Date Period Ended
	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012
Investment portfolio gains (losses) - in above yield table	$(44)	$(105)	$(84)	$(553)	$(119)
Real estate discontinued operations	(28)	(71)	(97)	(96)	(21)
Net investment gains (losses) related to certain CSEs	25	9	2	5	(5)
Other gains (losses) reported in net investment gains (losses) on GAAP basis	(52)	(87)	(130)	(223)	35
Net investment gains (losses) - GAAP basis	$(99)	$(254)	$(309)	$(867)	$(110)

	For the Year-to-Date Period Ended
	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012
Derivative gains (losses) - in above yield table	$(386)	$(93)	$4,036	$4,545	$(2,064)
Investment hedge adjustments	39	94	164	249	89
Joint venture adjustments	23	23	23	23	-
Settlement of foreign currency earnings hedges	1	(3)	(8)	(12)	(5)
PAB hedge adjustments	8	16	18	19	2
Net derivative gains (losses) - GAAP basis	$(315)	$37	$4,233	$4,824	$(1,978)

(4) Investment income from fixed maturity securities and mortgage loans includes prepayment fees.

(5) Certain amounts in the prior periods have been revised in connection with the retrospective application of the first quarter 2012 adoption of ASU 2010-26.

(6)          Yields are calculated including net investment income of certain Divested businesses and related carry values. The net investment income adjustment on Page 36 for all of the Divested businesses for the three months ended March 31, 2012 includes $85 million for securitized reverse residential mortgage loans that was excluded from the Mortgage Loans and total yield sections presented above. See page 2 for discussion of Divested businesses.

INVESTMENTS

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE

FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE (1)

	March 31, 2011		June 30, 2011		September 30, 2011		December 31, 2011		March 31, 2012
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$4,806	72.8%	$3,315	62.1%	$2,818	53.7%	$2,896	52.5%	$1,963	52.6%
20% or more for less than six months	446	6.8%	825	15.5%	1,377	26.2%	1,332	24.2%	258	6.9%
20% or more for six months or greater	1,344	20.4%	1,197	22.4%	1,055	20.1%	1,285	23.3%	1,512	40.5%
Total Gross Unrealized Losses	$6,596	100.0%	$5,337	100.0%	$5,250	100.0%	$5,513	100.0%	$3,733	100.0%

Total Gross Unrealized Gains	$13,208		$16,178		$25,168		$25,973		$25,203

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
EQUITY SECURITIES AVAILABLE-FOR-SALE (1)

	March 31, 2011		June 30, 2011		September 30, 2011		December 31, 2011		March 31, 2012
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$74	34.9%	$42	36.5%	$53	23.3%	$76	25.4%	$33	18.6%
20% or more for less than six months	18	8.5%	4	3.5%	89	39.0%	123	41.1%	14	7.9%
20% or more for six months or greater	120	56.6%	69	60.0%	86	37.7%	100	33.5%	130	73.5%
Total Gross Unrealized Losses	$212	100.0%	$115	100.0%	$228	100.0%	$299	100.0%	$177	100.0%

Total Gross Unrealized Gains	$283		$225		$119		$114		$158

(1)

MetLife, Inc.’s review of its fixed maturity securities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

INVESTMENTS

SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE

BY SECTOR AND QUALITY DISTRIBUTION

Unaudited (In millions)		March 31, 2011		June 30, 2011		September 30, 2011		December 31, 2011		March 31, 2012
		Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
U.S. corporate securities		$93,549	28.0%	$96,797	28.3%	$106,575	30.1%	$105,785	30.2%	$105,273	29.7%
Foreign corporate securities		68,697	20.6%	70,538	20.6%	63,522	18.0%	64,018	18.3%	65,354	18.4%
Foreign government securities		45,189	13.6%	49,246	14.4%	52,959	15.0%	52,536	15.0%	55,338	15.6%
U.S. Treasury and agency securities		35,479	10.6%	35,565	10.4%	41,834	11.8%	40,012	11.4%	41,416	11.7%
Residential mortgage-backed securities		46,120	13.8%	44,615	13.1%	42,890	12.1%	42,637	12.2%	41,279	11.7%
Commercial mortgage-backed securities		19,785	5.9%	19,518	5.7%	19,585	5.5%	19,069	5.4%	18,732	5.3%
State and political subdivision securities		10,961	3.3%	11,669	3.4%	13,141	3.7%	13,235	3.8%	13,916	3.9%
Asset-backed securities		13,877	4.2%	13,792	4.1%	13,421	3.8%	12,979	3.7%	13,143	3.7%
Other fixed maturity securities		7	0.0%	4	0.0%	-	0.0%	-	0.0%	-	0.0%
Total fixed maturity securities available-for-sale		$333,664	100.0%	$341,744	100.0%	$353,927	100.0%	$350,271	100.0%	$354,451	100.0%

NAIC	RATING AGENCY
RATING	DESIGNATION
1	Aaa / Aa / A	$236,943	71.0%	$239,761	70.2%	$250,596	70.8%	$246,786	70.5%	$248,544	70.1%
2	Baa	71,582	21.5%	77,066	22.5%	78,837	22.3%	78,531	22.4%	80,882	22.8%
3	Ba	15,428	4.6%	15,266	4.5%	15,348	4.3%	14,375	4.1%	14,618	4.1%
4	B	8,391	2.5%	8,489	2.5%	7,844	2.2%	8,849	2.5%	9,051	2.6%
5	Caa and lower	1,172	0.4%	1,103	0.3%	1,157	0.3%	1,668	0.5%	1,334	0.4%
6	In or near default	148	0.0%	59	0.0%	145	0.1%	62	0.0%	22	0.0%
Total fixed maturity securities available-for-sale (1)		$333,664	100.0%	$341,744	100.0%	$353,927	100.0%	$350,271	100.0%	$354,451	100.0%

(1)

Amounts presented are based on rating agency designations and equivalent ratings of the National Association of Insurance Commissioners (“NAIC”), except as described below. Amounts presented for certain structured securities (i.e., non-agency residential mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities), held by MetLife, Inc.’s insurance subsidiaries that file NAIC statutory financial statements are based on ratings from revised NAIC rating methodologies. The NAIC’s present methodology is to evaluate structured securities held by insurers using the revised NAIC rating methodologies on an annual basis. If such insurance subsidiaries of MetLife, Inc. acquire structured securities that have not been previously evaluated by the NAIC, but are expected to be evaluated by the NAIC in the upcoming annual review, an internally developed rating is used until a final rating becomes available. These revised NAIC ratings may not correspond to the rating agency designations. The rating agency designations are based on availability of applicable ratings from those rating agencies on the NAIC acceptable rating organizations list.

SUMMARY OF REAL ESTATE AND REAL ESTATE JOINT VENTURES

	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012
Unaudited (In millions)
Traditional (2), (3)	$5,611	$5,709	$5,697	$5,959	$6,954
Real estate joint ventures and funds	2,266	2,356	2,327	2,340	1,172
Subtotal	7,877	8,065	8,024	8,299	8,126
Foreclosed	165	169	173	264	346
Total Real Estate and Real Estate Joint Ventures	$8,042	$8,234	$8,197	$8,563	$8,472

(2)	Includes wholly-owned real estate and operating real estate joint ventures.

(3)	Includes real estate held-for-sale and held-for-investment.

INVESTMENTS SUMMARY OF MORTGAGE LOANS (1), (2)
Unaudited (In millions)	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012

Commercial mortgage loans	$38,087	$39,050	$40,120	$40,440	$40,329
Agricultural mortgage loans	12,761	12,981	12,967	13,129	12,946
Residential mortgage loans	2,399	2,657	3,424	689	788
Mortgage loans held-for-sale	2,435	2,805	3,740	7,526	3,664
Total Mortgage Loans	55,682	57,493	60,251	61,784	57,727
Valuation allowances	(621)	(566)	(529)	(481)	(446)
Total Mortgage Loans, net	$55,061	$56,927	$59,722	$61,303	$57,281

(1)    Excludes the effects of securitized reverse residential mortgage loans which have been sold, but do not qualify for de-recognition, of $7,652 million and $8,283 million as of December 31, 2011 and March 31, 2012, respectively.

(2) Excludes the effects of consolidating under GAAP certain VIEs that are treated as CSEs. See page 31, note 3 for the amount excluded for each period presented.

SUMMARY OF COMMERCIAL MORTGAGE LOANS

BY REGION AND PROPERTY TYPE

	March 31, 2011		June 30, 2011		September 30, 2011		December 31, 2011		March 31, 2012
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

South Atlantic	$7,930	20.8%	$8,323	21.3%	$8,591	21.4%	$9,022	22.3%	$8,968	22.2%
Pacific	8,052	21.1%	7,801	20.0%	8,195	20.4%	8,209	20.3%	8,015	19.9%
Middle Atlantic	5,301	13.9%	5,873	15.0%	6,535	16.3%	6,370	15.8%	6,288	15.6%
International	4,636	12.2%	4,518	11.6%	4,540	11.3%	4,713	11.7%	4,839	12.0%
West South Central	2,921	7.7%	3,019	7.7%	3,145	7.9%	3,220	8.0%	3,289	8.1%
East North Central	2,848	7.5%	3,111	8.0%	3,101	7.7%	2,984	7.3%	2,936	7.3%
New England	1,482	3.9%	1,510	3.9%	1,491	3.7%	1,563	3.9%	1,572	3.9%
Mountain	842	2.2%	838	2.1%	823	2.1%	746	1.8%	810	2.0%
East South Central	460	1.2%	467	1.2%	454	1.1%	487	1.2%	483	1.2%
West North Central	631	1.7%	628	1.6%	511	1.3%	365	0.9%	346	0.9%
Multi-Region and Other	2,984	7.8%	2,962	7.6%	2,734	6.8%	2,761	6.8%	2,783	6.9%
Total	$38,087	100.0%	$39,050	100.0%	$40,120	100.0%	$40,440	100.0%	$40,329	100.0%

Office	$16,728	43.9%	$17,951	46.0%	$19,290	48.1%	$18,582	45.9%	$18,320	45.4%
Retail	9,217	24.2%	8,901	22.8%	8,564	21.3%	9,524	23.6%	9,545	23.7%
Apartments	3,536	9.3%	3,755	9.6%	4,166	10.4%	4,011	9.9%	3,930	9.7%
Industrial	3,138	8.2%	3,046	7.8%	3,138	7.8%	3,102	7.7%	3,288	8.2%
Hotel	3,223	8.5%	3,135	8.0%	2,982	7.4%	3,114	7.7%	3,136	7.8%
Other	2,245	5.9%	2,262	5.8%	1,980	5.0%	2,107	5.2%	2,110	5.2%
Total	$38,087	100.0%	$39,050	100.0%	$40,120	100.0%	$40,440	100.0%	$40,329	100.0%

METLIFE, INC. APPENDIX RECONCILIATION DETAIL (1)
Unaudited (In millions)	For the Three Months Ended					For the Year Ended
	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	March 31, 2011	March 31, 2012

Reconciliation to Net Income and Financial Statement Line Item Adjustments from GAAP
Operating earnings	$1,348	$1,238	$1,026	$1,278	$1,493	$1,348	$1,493
Adjustments from operating earnings to income (loss) from continuing operations:
Net investment gains (losses)	(99)	(155)	(55)	(558)	(110)	(99)	(110)
Net derivative gains (losses)	(315)	352	4,196	591	(1,978)	(315)	(1,978)
Premiums	22	24	23	23	22	22	22
Universal life and investment-type product policy fees
Unearned revenue adjustments	(3)	1	16	-	(6)	(3)	(6)
GMIB fees	58	58	74	66	72	58	72
Related to divested businesses	2	2	2	2	3	2	3
Net investment income
Investment hedge adjustments	(39)	(55)	(70)	(85)	(89)	(39)	(89)
Income from discontinued real estate operations	(3)	(3)	(2)	(1)	-	(3)	-
Joint venture adjustments	(23)	-	-	-	-	(23)	-
Unit-linked contract income	419	(32)	(824)	(16)	1,015	419	1,015
Securitization entities income	92	92	97	43	43	92	43
Related to divested businesses	84	80	82	89	146	84	146
Other revenues
Settlement of foreign currency earnings hedges	(1)	4	5	4	5	(1)	5
Related to divested businesses	99	130	198	182	103	99	103
Policyholder benefits and claims and policyholder dividends
PDO adjustments	-	-	-	-	-	-	-
Inflation adjustments and pass through adjustments	(10)	(197)	(189)	(24)	(98)	(10)	(98)
GMIB costs	(145)	(10)	411	(448)	(388)	(145)	(388)
Market value adjustments	(2)	(1)	(4)	-	(7)	(2)	(7)
Related to divested businesses	(13)	(15)	(16)	(13)	(15)	(13)	(15)
Interest credited to policyholder account balances
PAB hedge adjustments	(8)	(8)	(2)	(1)	(2)	(8)	(2)
Unit-linked contract costs	(435)	77	801	40	(1,016)	(435)	(1,016)
Related to divested businesses	(2)	(3)	(3)	(2)	-	(2)	-
Capitalization of DAC	2	2	3	2	2	2	2
Amortization of DAC and VOBA
Related to NIGL and NDGL	28	(112)	(426)	(16)	192	28	192
Related to GMIB fees and GMIB costs	31	(5)	(129)	90	113	31	113
Related to market value adjustments	-	-	-	-	-	-	-
Related to divested businesses	(1)	(1)	(1)	(1)	(1)	(1)	(1)
Amortization of negative VOBA
Related to market value adjustments	19	19	19	17	17	19	17
Related to divested businesses	1	1	1	1	1	1	1
Interest expense on debt
Securitization entities debt expense	(92)	(92)	(97)	(43)	(43)	(92)	(43)
Related to divested businesses	-	-	-	-	(2)	-	(2)
Other expenses
Noncontrolling interest	7	(9)	(7)	1	24	7	24
Regulatory implementation costs	(1)	(10)	(3)	(9)	(7)	(1)	(7)
Acquisition & integration costs	(68)	(126)	(85)	(133)	(75)	(68)	(75)
Related to divested businesses	(231)	(258)	(268)	(310)	(419)	(231)	(419)
Provision for income tax (expense) benefit	203	73	(1,329)	194	871	203	871
Income (loss) from continuing operations, net of income tax	924	1,061	3,444	963	(134)	924	(134)
Income (loss) from discontinued operations, net of income tax	(40)	32	6	25	14	(40)	14
Net income (loss)	884	1,093	3,450	988	(120)	884	(120)
Less: Net income (loss) attributable to noncontrolling interest	7	(7)	(6)	(2)	24	7	24
Net income (loss) attributable to MetLife, Inc.	877	1,100	3,456	990	(144)	877	(144)
Less: Preferred stock dividends	30	31	30	31	30	30	30
Less: Preferred stock redemption premium	146	-	-	-	-	146	-
Net income (loss) available to MetLife, Inc.’s common shareholders	$701	$1,069	$3,426	$959	$(174)	$701	$(174)

(1) Certain amounts in the prior periods have been revised in connection with the retrospective application of the first quarter 2012 adoption of ASU 2010-26.